UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 22, 2004

(Date of earliest event reported)

Saba Software, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 696-3840

Item 7. Financial Statement and Exhibits

(c)	Exhibits.

99.1 Press Release of Saba Software, Inc., dated June 17, 2004, announcing financial results for the fourth quarter and fiscal year ended May 31, 2004.

Item 12. Results of Operations and Financial Condition

On June 17, 2004, the registrant issued a press release announcing the registrant’s financial results for its fourth quarter and fiscal year ended May 31, 2004. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2004

By:	/s/ Peter E. Williams III
Peter E. Williams III
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of Saba Software, Inc., dated June 17, 2004, announcing financial results for the fourth quarter and fiscal year ended May 31, 2004.